Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]	INCOME TAXES
Income Tax Provision — The following table summarizes the expense for income taxes on continuing operations for the periods indicated (in millions):

December 31,		2022	2021	2020
Federal:	Current	$3	$(2)	$(8)
	Deferred	(18)	42	(17)
State:	Current	2	1	—
	Deferred	1	18	2
Foreign:	Current	256	273	458
	Deferred	21	(465)	(219)
Total		$265	$(133)	$216
Effective and Statutory Rate Reconciliation — The following table summarizes a reconciliation of the U.S. statutory federal income tax rate to the Company's effective tax rate as a percentage of income from continuing operations before taxes for the periods indicated:

December 31,	2022	2021	2020
Statutory Federal tax rate	21%	21%	21%
State taxes, net of Federal tax benefit	(1)%	(6)%	(6)%
Taxes on foreign earnings	(42)%	(2)%	15%
Valuation allowance	(10)%	7%	16%
Uncertain tax positions	7%	16%	—%
Change in tax law	—%	(1)%	3%
U.S. Investment Tax Credit	—%	—%	(8)%
Alto Maipo deconsolidation	—%	(17)%	—%
Noncontrolling interest on Buffalo Gap impairments	—%	(3)%	—%
Nondeductible goodwill impairments	(127)%	—%	—%
Other—net	(5)%	(2)%	3%
Effective tax rate	(157)%	13%	44%
For 2022, included in the (42)% taxes on foreign earnings is the impact of favorable LNG sales at certain businesses and inflation and foreign currency impacts at certain Argentine businesses. The (127)% nondeductible goodwill impairments relates to the impairments at AES Andes and AES El Salvador. Not included in the 2022 effective tax rate is $27 million of income tax expense recorded to additional paid-in capital related to the Company's sale of 14.9% of its ownership interest in the Southland Energy assets. See Note 17—Equity for details of the sale.
For 2021, included in the 7% for valuation allowance is approximately $93 million related to the release of valuation allowance at one of our Brazilian subsidiaries. Included in the 16% uncertain tax positions is approximately $176 million of income tax benefit related to effective settlement resulting from the exam closure of the Company’s U.S. 2017 tax return, the focus of which was on the TCJA one-time transition tax. The (17)% included in the Alto Maipo deconsolidation item above primarily reflects the lack of tax benefit for approximately $775 million of the $2,074 million pretax Alto Maipo deconsolidation loss. Also included in this item is approximately $41 million of tax benefit related to resulting tax over book outside basis difference in Alto Maipo, which is offset by $41 million of tax expense in the valuation allowance line item. The (3)% Buffalo Gap impairments item relates to the amounts of impairment allocated to tax equity noncontrolling interest which are nondeductible.
For 2020, the 15% taxes on foreign earnings item includes $20 million of tax benefit associated with the Company's equity investment in Guacolda. Included in the 2020 (8)% U.S. investment tax credit is $35 million of benefit associated with the Na Pua Makani wind facility. Not included in the 2020 effective tax rate is $75 million of income tax expense recorded to additional paid-in-capital related to the Company's sale of 35% of its ownership interest in the Southland Energy assets. See Note 17—Equity for details of the sale.
Income Tax Receivables and Payables — The current income taxes receivable and payable are included in Other current assets and Accrued and other liabilities, respectively, on the accompanying Consolidated Balance Sheets. The noncurrent income taxes receivable and payable are included in Other noncurrent assets and Other noncurrent liabilities, respectively, on the accompanying Consolidated Balance Sheets. The following table summarizes the income taxes receivable and payable as of the periods indicated (in millions):

December 31,	2022	2021
Income taxes receivable—current	$107	$184
Income taxes receivable—noncurrent	69	2
Total income taxes receivable	$176	$186
Income taxes payable—current	$104	$133
Income taxes payable—noncurrent	—	—
Total income taxes payable	$104	$133
Deferred Income Taxes — Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (b) operating loss and tax credit carryforwards. These items are stated at the enacted tax rates that are expected to be in effect when taxes are actually paid or recovered.
As of December 31, 2022, the Company had federal net operating loss carryforwards for tax return purposes of approximately $1.4 billion, of which approximately $30 million expire in 2036 and $1.37 billion carry forward indefinitely. The Company also had federal general business tax credit carryforwards of approximately $70 million, of which $14 million expire in years 2023 to 2032 and $56 million expire in years 2035 to 2042. Additionally, the Company had state net operating loss carryforwards as of December 31, 2022 of approximately $6.1 billion expiring primarily in years 2023 to 2042. As of December 31, 2022, the Company had foreign net operating loss carryforwards of approximately $2.1 billion that expire at various times beginning in 2023 and some of which carry forward without expiration.
Valuation allowances increased $49 million during 2022 to $577 million at December 31, 2022. This net increase was primarily the result of valuation allowance established at acquisition of a Brazilian subsidiary.
Valuation allowances decreased $106 million during 2021 to $528 million at December 31, 2021. This net decrease was primarily due to the release of valuation allowance at one of our Brazilian subsidiaries.
The Company believes that it is more likely than not that the net deferred tax assets as shown below will be realized when future taxable income is generated through the reversal of existing taxable temporary differences and income that is expected to be generated by businesses that have long-term contracts or a history of generating taxable income.
The following table summarizes deferred tax assets and liabilities, as of the periods indicated (in millions):

December 31,	2022	2021
Differences between book and tax basis of property	$(903)	$(961)
Investment in U.S. tax partnerships	(582)	(629)
Other taxable temporary differences	(350)	(418)
Total deferred tax liability	(1,835)	(2,008)
Operating loss carryforwards	1,129	979
Capital loss carryforwards	62	77
Bad debt and other book provisions	57	380
Tax credit carryforwards	62	68
Other deductible temporary differences	282	464
Total gross deferred tax asset	1,592	1,968
Less: Valuation allowance	(577)	(528)
Total net deferred tax asset	1,015	1,440
Net deferred tax liability	$(820)	$(568)
The Company considers undistributed earnings of certain foreign subsidiaries to be indefinitely reinvested outside of the U.S. Except for the one-time transition tax in the U.S., no taxes have been recorded with respect to our indefinitely reinvested earnings in accordance with the relevant accounting guidance for income taxes. Should the earnings be remitted as dividends, the Company may be subject to additional foreign withholding and state income taxes. Under the TCJA, future distributions from foreign subsidiaries will generally be subject to a federal dividends received deduction in the U.S. As of December 31, 2022, the cumulative amount of U.S. GAAP foreign un-remitted earnings upon which additional income taxes have not been provided is approximately $3 billion. It is not practicable to estimate the amount of any additional taxes which may be payable on the undistributed earnings.
Income from operations in certain countries is subject to reduced tax rates as a result of satisfying specific commitments regarding employment and capital investment. The Company's income tax benefits related to the tax status of these operations are estimated to be $27 million, $27 million and $33 million for the years ended December 31, 2022, 2021 and 2020, respectively. The per share effect of these benefits after noncontrolling interests was $0.02, $0.02 and $0.03 for the years ended December 31, 2022, 2021 and 2020, respectively. Included in the Company's income tax benefits is the benefit related to our operations in Vietnam, which is estimated to be $18 million, $16 million and $16 million for the years ended December 31, 2022, 2021 and 2020, respectively. The per share effect of these benefits related to our operations in Vietnam after noncontrolling interest was $0.01 for each of the years ended December 31, 2022, 2021 and 2020.
The following table shows the income (loss) from continuing operations, before income taxes, net equity in earnings of affiliates and noncontrolling interests, for the periods indicated (in millions):

December 31,	2022	2021	2020
U.S.	$22	$622	$(135)
Non-U.S.	(191)	(1,686)	623
Total	$(169)	$(1,064)	$488
Uncertain Tax Positions — Uncertain tax positions have been classified as noncurrent income tax liabilities unless they are expected to be paid within one year. The Company's policy for interest and penalties related to income tax exposures is to recognize interest and penalties as a component of the provision for income taxes in the Consolidated Statements of Operations. The following table shows the total amount of gross accrued income taxes related to interest and penalties included in the Consolidated Balance Sheets for the periods indicated (in millions):

December 31,	2022	2021
Interest related	$2	$2
Penalties related	—	1
The following table shows the expense/(benefit) related to interest and penalties on unrecognized tax benefits for the periods indicated (in millions):

December 31,	2022	2021	2020
Total benefit for interest related to unrecognized tax benefits	$—	$1	$—
Total expense for penalties related to unrecognized tax benefits	—	1	—
We are potentially subject to income tax audits in numerous jurisdictions in the U.S. and internationally until the applicable statute of limitations expires. Tax audits by their nature are often complex and can require several years to complete. The following is a summary of tax years potentially subject to examination in the significant tax and business jurisdictions in which we operate:

Jurisdiction	Tax Years Subject to Examination
Argentina	2016-2022
Brazil	2016-2022
Chile	2019-2022
Colombia	2016-2022
Dominican Republic	2019-2022
El Salvador	2019-2022
Netherlands	2016-2022
Panama	2019-2022
United Kingdom	2019-2022
United States (Federal)	2017-2022
As of December 31, 2022, 2021 and 2020, the total amount of unrecognized tax benefits was $107 million, $122 million and $458 million, respectively. The total amount of unrecognized tax benefits that would benefit the effective tax rate as of December 31, 2022, 2021 and 2020 is $107 million, $122 million and $439 million, respectively, of which $2 million, $4 million, and $33 million, respectively, would be in the form of tax attributes that would warrant a full valuation allowance. Further, the total amount of unrecognized tax benefit that would benefit the effective tax rate as of 2022 would be reduced by approximately $34 million of tax expense related to remeasurement from 35% to 21%.
The total amount of unrecognized tax benefits anticipated to result in a net decrease to unrecognized tax benefits within 12 months of December 31, 2022 is estimated to be between zero and $10 million, primarily relating to statute of limitation lapses and tax exam settlements.
The following is a reconciliation of the beginning and ending amounts of unrecognized tax benefits for the periods indicated (in millions):

	2022	2021	2020
Balance at January 1	$122	$458	$465
Additions for current year tax positions	4	28	—
Additions for tax positions of prior years	—	14	3
Reductions for tax positions of prior years	(16)	—	(6)
Settlements	(3)	(377)	—
Lapse of statute of limitations	—	(1)	(4)
Balance at December 31	$107	$122	$458
The 2021 settlement amount of $377 million above primarily relates to effective settlement of historic unrecognized tax benefits as a result of the exam closure of the Company’s U.S. 2017 tax return, the focus of which was on the TCJA one-time transition tax assessed on cumulative foreign earnings and profits. This amount is based on the pre-TCJA income tax rate of 35% though the actual impact to the Company’s income tax expense is an income tax benefit computed at 21%.
The Company and certain of its subsidiaries are currently under examination by the relevant taxing authorities for various tax years. The Company regularly assesses the potential outcome of these examinations in each of the taxing jurisdictions when determining the adequacy of the amount of unrecognized tax benefit recorded. While it is often difficult to predict the final outcome or the timing of resolution of any particular uncertain tax position, we believe we have appropriately accrued for our uncertain tax benefits. However, audit outcomes and the timing of audit settlements and future events that would impact our previously recorded unrecognized tax benefits and the range of anticipated increases or decreases in unrecognized tax benefits are subject to significant uncertainty. It is possible that the ultimate outcome of current or future examinations may exceed our provision for current unrecognized tax benefits in amounts that could be material, but cannot be estimated as of December 31, 2022. Our effective tax rate and net income in any given future period could therefore be materially impacted.